UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 15th Floor, 15-01 New York NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 542 0028

9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported, on July 5, 2022, BIMI International Medical Inc. (the “Company” or “Registrant”) entered into a stock purchase agreement (as amended on February 27, 2023, the “Phenix SPA”) with Mr. Fnu Oudom (“Mr. Oudom”), the Chairman of the board of directors of the Company, whereby the Company agreed to acquire 100% of the equity interests in Phenix Bio Inc. (“Phenix”), a distributor of healthcare products, from Mr. Oudom. The transaction closed effective March 15, 2023 when 100% of equity interests in Phenix were transferred to the Company and the closing consideration was paid.

The aggregate purchase price for the equity interests in Phenix was $180,000 in cash, which has been paid, plus 5,270,000 shares of the Company’s common stock, of which 270,000 shares shall be issued upon the approval of the issuance by the Company’s shareholders and the balance of 5,000,000 shares shall be issued if the aggregate net profit generated by Phenix is at least $2,500,000 in calendar year 2023 or in any fiscal quarter of 2023, subject to the approval of the Company’s shareholders.

The foregoing description is qualified in its entirety by reference to the full text of the Phenix SPA, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated March 1, 2023 and is incorporated in this Report by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information required to be reported under this Item is incorporated by reference to Item 2.01 of this Current Report on Form 8-K.

The information in this Current Report on Form 8-K may contain forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein that are not historical facts are considered “forward-looking statements.” Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. In particular, statements regarding the efficacy of investment in research and development are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the effect of political, economic, and market conditions and geopolitical events; legislative and regulatory changes that affect our business; the availability of funds and working capital; the actions and initiatives of current and potential competitors; investor sentiment; and our reputation. The Registrant does not undertake any responsibility to publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. The factors discussed herein are expressed from time to time in the Registrant’s filings with the Securities and Exchange Commission available at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2023	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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